EXHIBIT 1
                                                                       ---------



                             JOINT FILING AGREEMENT

                  This will confirm the agreement by and among all the undersigned that the Schedule 13G filed on or about this date with respect to the beneficial ownership of the undersigned of shares of the Common Stock, par value $.001 per share, of Digimarc Corporation is being filed on behalf of each of the undersigned. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



Date:  September 12, 2000

                                    REUTERS GROUP PLC




                                    By:   /S/ R.E.S. Martin
                                       ----------------------------
                                    Name: R.E.S. Martin
                                    Title: Secretary




                                    REUTERS LIMITED




                                    By:    /S/ R.E.S. Martin
                                       ----------------------------
                                    Name:  R.E.S. Martin
                                    Title: Secretary


                                    REUTERS HOLDINGS SWITZERLAND SA




                                    By:    /S/ Ian Kleinman
                                       ----------------------------
                                    Name:  Ian Kleinman
                                    Title: Director



                                    15 of 16

                                    REUTERS GROUP OVERSEAS HOLDINGS (UK) LIMITED




                                    By:    /S/ R.E.S. Martin
                                       ----------------------------
                                    Name:  R.E.S. Martin
                                    Title: Secretary


                                    REUTERS OVERSEAS HOLDINGS BV




                                    By:    /S/ T.A.M. Hakvoort
                                       ------------------------------
                                    Name:  T.A.M. Hakvoort
                                    Title: Director


                                    REUTERS INVESTMENTS LIMITED




                                    By:    /S/ R.E.S. Martin
                                       ----------------------------
                                    Name:  R.E.S. Martin
                                    Title:


                                    REUTERS HOLDINGS LIMITED




                                    By:    /S/ R.E.S. Martin
                                       ----------------------------
                                    Name:  R.E.S. Martin
                                    Title: Secretary



                                    16 of 16